UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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India Globalization Capital, Inc.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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India Globalization Capital Inc.
4336 Montgomery Avenue
Bethesda MD 20814

ANNUAL MEETING OF STOCKHOLDERS

July 3, 2018

Dear Stockholder:

You are cordially invited to attend the 2018 Annual Stockholders’ Meeting of India Globalization Capital, Inc. (“IGC,” “we,” “us,” “our” or the “Company”), which is to be held at 11410 Isaac Newton Sq., Suite 100, Reston, VA 20190, on August 6, 2018 at 11:00 a.m. local time.  The Annual Meeting will commence with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders followed by a report on our operations.

The Notice of Annual Meeting of Stockholders and Proxy Statement, which more fully describe the formal business to be conducted at the Annual Meeting, follow this letter.  A copy of our Annual Report to Stockholders for the fiscal year ended March 31, 2018 is also enclosed.  We encourage you to carefully read these materials.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting.  Therefore, I urge you to promptly vote and submit your proxy by signing, dating and returning your proxy card.  Beneficial owners of shares held in street name should follow the instructions in the Proxy Statement for voting their shares.  If you are a record holder and you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2018:

This Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report to Stockholders are available at http://www.igcinc.us.

On behalf of the Board of Directors, thank you for your continued support.

Sincerely,

/s/ Richard Prins
Chairman
July 3, 2018

 | 2018 Form DEF 14A

India Globalization Capital Inc.
4336 Montgomery Avenue
 Bethesda, MD 20814

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

The Annual Meetings of Stockholders (the joint “Annual Meeting”) for the year ended March 31, 2018 of India Globalization Capital, Inc. (“IGC,” “we,” “us,” “our” or the “Company”) will be held at 11410 Isaac Newton Sq., Suite 100, Reston, VA 20190, on August 6, 2018 at 11:00 a.m. local time.  Voting materials, which include this Proxy Statement, the proxy card and our Annual Report for the fiscal ended March 31, 2018, are first being mailed to Stockholders of the Company on or about July 11, 2018.

Stockholders who desire to attend the Annual Meeting should indicate such planned attendance by marking the appropriate box on the enclosed proxy card.  Stockholders who do not indicate attendance at the Annual Meeting by proxy will be required to present acceptable proof of stock ownership to attend the Annual Meeting.  All stockholders must furnish personal photo identification for admission to the Annual Meeting.

The Company will hold the Annual Meeting for the following purposes:

(1)
To elect Mr. Richard Prins to the Company’s board of directors to serve as a Class B director, respectively, until the 2021Annual Stockholders Meeting and until such director respective successor shall be duly elected and qualified, or until such director earlier death, resignation or removal from office;

(2)	To ratify the appointment of Manohar Chowdhry & Associates (“MCA”), as the Company’s independent registered public accounting firm for the 2019 fiscal year; and

(3)
To act upon such other matters as may properly come before the Annual Meeting, including any proposal to adjourn or postpone of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies (the “Adjournment Proposal”).

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of each of the foregoing items of business.

Only holders of record of our common stock at the close of business on July 5, 2018 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments or postponements thereof.

By Order of the Board of Directors,

Richard Prins
Chairman
July 3, 2018

 | 2018 Form DEF 14A

INDIA GLOBALIZATION CAPITAL, INC.
PROXY STATEMENT

The board of directors of India Globalization Capital, Inc. (the “Board of Directors”) is soliciting proxies for the Annual Meeting.  You may revoke your proxy at any time prior to voting at the Annual Meeting by submitting a later dated proxy or by giving timely written notice of your revocation to the Secretary of the Company.  Proxies properly executed and received by the Secretary prior to the Annual Meeting, and not revoked, will be voted in accordance with the terms of the proxies.

Registered stockholders holding shares of the Company’s common stock may vote by completing, signing and dating the proxy card and returning it as promptly as possible.  The Company will pay all of the costs associated with this proxy solicitation.  Proxies may be solicited in person or by mail, telephone, telefacsimile or other means of electronic transmission by our directors, officers and employees.  We will also reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding soliciting materials to the beneficial owners of the Company’s common stock.

If you desire to attend the Annual Meeting, you should indicate your intent to attend in person when voting by marking the appropriate box on the enclosed proxy card.  If you do not indicate attendance at the Annual Meeting on the proxy, you will be required to present acceptable proof of stock ownership to attend.  All stockholders who attend the Annual Meeting must furnish personal photo identification for admission.  If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a proxy executed in your favor and bring it to the Annual Meeting in order to vote.

VOTING RIGHTS

Our stockholders are entitled to one vote at the Annual Meeting for each share of Company common stock held of record as of July 5, 2018, the record date for the Annual Meeting.  As of the close of business on the record date, there were 31,305,473 shares of common stock outstanding.  A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting.  If your shares are held in “street name”, these proxy materials are being forwarded to you by your bank or brokerage firm (the “Record Holder”), along with a voting instruction card.  As the beneficial owner, you have the right to direct the Record Holder on how to vote your shares, and the Record Holder is required to vote your shares in accordance with your instructions.  If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares in its discretion on “routine matters.”

BROKER NON-VOTES

A “broker non-vote” occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner.  Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.  Routine matters include ratification of auditors.  Non-routine matters include the uncontested election of directors.

The election of directors in an uncontested election is deemed to be a non-routine matter.  Accordingly, if you hold your shares in street name, in order for your shares to be voted for the election of directors at the Annual Meeting (Proposal One), you must provide voting instructions to your broker in accordance with the voting instruction card that you will receive from your broker.  Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes.

For purposes of this Annual Meeting, the Company has determined that the appointment of its independent auditors (Proposal Two) is a routine matter under applicable rules.  A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal Two. The approval of the Adjournment Proposal (Proposal Three) requires a majority of all the votes cast at a meeting at which a quorum is present. Approval of the Adjournment Proposal is not conditioned upon the approval of any other proposals in this proxy.

We are not aware of any matters that are to come before the Annual Meeting other than those described in this Proxy Statement; however, if other matters do properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote such proxy in accordance with their best judgment.
 | 2018 Form DEF 14A

SOLICITATION OF PROXIES

We will bear the cost of soliciting proxies.  In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs.  We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.  We have also engaged InvestorCom to solicit proxies on our behalf.  We anticipate that the fees to InvestorCom will be approximately $2,500.

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Board of Directors is currently divided into three classes, Class A, Class B and Class C, with only one class of directors being elected in each year and each class serving a three-year term.  At the 2018 Annual Meeting, one director is to be elected as member of our Board of Directors: one Class B director who will serve until the 2021 Annual Stockholders Meeting of and until his successor is duly elected and qualified, or until his earlier resignation, removal or death.  Our Board of Directors has nominated Richard Prins, currently director of the Company, to serve as a Class B director.

The other current directors consist of one Class C director and one Class A director, who will serve until the 2019 and 2020 Annual Stockholders’ Meetings, respectively, and until their successors are duly elected and qualified.

Should any vacancy occur on the Board of Directors, the remaining directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.  Any director elected by the Board of Directors to fill a vacancy would hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualified.  If the size of the board is increased, additional directors will be apportioned among the three classes in order to make all classes as nearly equal as possible.

Set forth below is information regarding our Class B director nominee.  Except as set forth below, there are no family relationships between any of our directors or executive officers.  Each director holds his office until he or she resigns or is removed and his or her successor is elected and qualified.

Name	Age	Position	Time in Position
Mr. Richard Prins	61	Chairman of the Board and the Audit Committee Class B Director	Since 2012 2007 to Present

Mr. Richard Prins has been our Chairman and Audit Committee Chairman since 2012 and has served as a Director since May 2007. Mr. Prins has extensive experience in private equity investing and investment banking. From March 1996 to 2008, he was the Director of Investment Banking at Ferris, Baker Watts, Incorporated (FBW).  Mr. Prins served in a consulting role to RBC until January 2009. Mr. Prins currently serves on several boards, volunteers full time with a non-profit organization, Advancing Native Missions, and is a private investor.  Since February 2003, he has been on the board of Amphastar Pharmaceuticals, Inc. From March 2010 until 2016, he was on the board of Hilbert Technologies. Mr. Prins holds a B.A. degree from Colgate University and an M.B.A. from Oral Roberts University.  Mr. Prins has substantial knowledge and experience with U.S. capital markets, has served on and chaired audit and compensation committees of boards, has extensive experience in finance, accounting, and internal controls over financial reporting.  His knowledge of the pharmaceutical industry and experience with U.S. capital markets make him well qualified to serve as a director of our company.

The following sets forth information regarding our current Class C and Class A directors.  Except as set forth below, there are no family relationships between any of our directors or executive officers.  Each director holds office until he or she resigns or is removed and his or her successor is duly elected and qualified.

Name	Age	Position	Time in Position
Ram Mukunda	59	Chief Executive Officer, Executive Chairman, President and Class C Director	April 2005 to the Present

Sudhakar Shenoy	69	Compensation Committee Chairman Class A Director	Since 2012 May 2005 to the Present

 | 2018 Form DEF 14A

Mr. Ram Mukunda has served as our CEO and in other capacities since April 29, 2005.  Mr. Mukunda is responsible for general management and over the past five years has been largely responsible for the Company’s strategy and positioning in the medical cannabis industry. He has been the chief-inventor and architect of all patent filings by the Company including the creation of the Company’s lead product Hyalolextm.  Prior to IGC, from January 1990 to May 2004, Mr. Mukunda served as Founder and CEO of Startec Global Communications, that he took public in 1997 on NASDAQ.  Prior to Startec, he served as Strategic Planning Advisor at Intelsat, a communications satellite services provider and prior to that worked in the bond market for a boutique firm on Wall Street.  Mr. Mukunda serves as an Emeritus member on the Board of Visitors at the University of Maryland, School of Engineering. From 2001 to 2003, he was a Council Member at Harvard’s Kennedy School of Government, Belfer Center of Science and International Affairs. Mr. Mukunda is the recipient of several awards including, among others, the 2013 University of Maryland’s International Alumnus of the year award, the 2001 Distinguished Engineering Alumnus Award, the 1998 Ernst & Young, LLP’s Entrepreneur of the Year Award. He holds a B.S. degree in Electrical Engineering, a B.S degree in Mathematics, and a M.S. in Engineering from the University of Maryland.  Mr. Mukunda has traveled extensively, and managed companies in Europe and Asia. He has more than 20 years of experience managing public companies and has acquired and integrated more than 20 companies. His in-depth business experience in the medical cannabis industry, his knowledge of U.S. capital markets, capital structuring, international joint ventures and broad science and engineering background make him well qualified to serve as a director of our company.

Mr. Sudhakar Shenoy has been our Compensation Committee Chairman since 2012 and has served as a Director since the inception of IGC in May 2005. Mr. Shenoy is the Chairman and CEO of Reston, Virginia based Alyx Technologies, Inc., a business solutions and technology provider with operations in the United States and India. He was a member of the Non-Resident Indian Advisory Group that advised the former Prime Minister of India on strategies for attracting foreign direct investment. He was selected for the U.S. Presidential Trade and Development Mission to India in 1995. Mr. Shenoy was inducted into the Alumni Hall of Fame at the University of Connecticut School of Business and the School of Engineering. He was recognized as a Distinguished Alumnus of the Indian Institute of Technology (IIT) in Bombay, India in 1997. Shenoy has been named one of the Most Influential People in Washington, D.C. high tech industry as well as being awarded the 2004 Executive of the Year by the Northern Virginia Government Contractors Council. He holds a B. Tech (Hons.) in electrical engineering from the Indian Institute of Technology and an M.S. in Electrical Engineering and an M.B.A. from the University of Connecticut Schools of Engineering and Business Administration, respectively. Shenoy’s extensive business contacts and his experience serving on the boards of public and private companies in the United States make him well qualified to serve as a director of our company.

Vote Required and Board of Directors Recommendation

The election of the nominees for directors requires a plurality of the votes cast, in person or by proxy.  Generally, the nominees for director receiving the highest number of affirmative votes from the shares voted at the Annual Meeting will be elected as directors. In this Annual Meeting, our nominee for director (Proposal One) will be elected so long as he receives a plurality of the votes cast in the election. In determining whether the proposal has been approved, abstentions will be counted for purposes of determining the presence or absence of a quorum but will have no other legal effect under Maryland law, and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

Stockholders do not have the right to cumulate their votes in the election of directors. If, at the time of the Annual Meeting the nominee should be unavailable to serve as a director, it is intended that votes will be cast, in accordance with the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors, or the Board of Directors may reduce the number of directors. The nominee has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that the stockholders vote FOR the election of the nominee set forth above.  Properly executed and delivered proxies solicited by management for which no specific direction is included will be voted FOR the election of the nominee listed to serve as director.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

On April 11, 2018, the Audit Committee of the Board selected Manohar Chowdhry & Associates (“MCA”) as the Company’s independent registered public accountants for the fiscal years ending March 31, 2018 and 2019.

The Audit Committee determined that after five years with the same independent public accounting firm, as a matter of good corporate governance, it was appropriate to change to a different firm. Therefore, effective March 16, 2018, the Audit Committee resolved to dismiss AJSH & Co LLP (“AJSH”) as the Company’s independent auditors.
 | 2018 Form DEF 14A

The reports of AJSH on the Company’s consolidated financial statements as of and for the years ended March 31, 2013, 2014, 2015, 2016 and 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Manohar Chowdhry & Associates served as the Company’s independent auditors for the fiscal year ended March 31, 2018, reviewing the Company’s financial statements. Services provided to the Company by Manohar Chowdhry & Associates for the 2018 fiscal year are described in “Audit Information.”  A representative of Manohar Chowdhry & Associates will not be present at the meeting.

Although stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is requesting that stockholders ratify the selection of Manohar Chowdhry & Associates as the Company’s independent registered public accountants to make an examination of the financial statements of the Company for the 2019 fiscal year.  If stockholders do not ratify the selection of Manohar Chowdhry & Associates at the Annual Meeting, the Audit Committee will reconsider whether or not to retain that firm for future audits.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.

Vote Required and Board of Directors Recommendation

The ratification of the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accountants for the 2019 fiscal year will require the affirmative vote of the holders of a majority of the shares of outstanding common stock present or represented at the Annual Meeting and entitled to vote thereat.  In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Manohar Chowdhry & Associates as the Company’s independent registered public accountants for the 2019 fiscal year.  Proxies solicited by management for which no specific direction is included will be voted FOR ratification of the appointment of Manohar Chowdhry & Associates.

PROPOSAL THREE
THE ADJOURNMENT PROPOSAL

If, at the Annual Meeting of stockholders on August 6, 2018, the number of shares of the Company’s common stock present or represented and voting in favor of adoption or rejection of the proposals is insufficient to adopt such proposals under the applicable rules and regulations, the Company’s Executive Chairman intends to move to adjourn the Annual Meeting in order to enable our Board of Directors to solicit additional proxies.

In this Proposal Three, we are asking you to authorize Ram Mukunda or Richard Prins to vote in favor of an adjournment of the Annual Meeting to another time and place for the purpose of soliciting additional proxies.  If the stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously submitted proxies.  Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against some of the proposals, we could adjourn the Annual Meeting without a vote on that particular proposal and seek to convince the holders of those shares to change their votes to votes in favor of adoption of such proposal.

If our stockholders do not approve the Adjournment Proposal, our Board of Directors may not be able to adjourn the Meeting to a later date in the event there are not sufficient votes at the time of the Meeting.

Vote Required and Board Recommendation

The Adjournment Proposal, if a quorum is present, requires the affirmative vote of a majority of the votes, which could be cast by holders of all shares of stock entitled to vote thereon, which are present in person or by proxy at the Annual Meeting.  In the absence of a quorum, the stockholders present, by majority vote, may adjourn the Meeting.  Broker non-votes will have no effect on the outcome of the vote on the Adjournment Proposal.

Our Board of Directors recommends that you vote FOR the Adjournment Proposal. Proxies solicited by management for which no specific direction is included will be voted FOR the Adjournment Proposal.

 | 2018 Form DEF 14A

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

The following table sets forth information regarding the beneficial ownership of our common stock as July 5, 2018, by each person known by us to be the beneficial owner of more than 5 percent of our outstanding shares of common stock, each of our executive officers and directors, and all of our officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, which is based upon fully-diluted shares of common stock outstanding as July 5, 2018, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has exercised options or warrants to purchase shares of our common stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise noted, the nature of the ownership set forth in the table below is common stock of the Company. The table below sets forth as of July 5, 2018, except as noted in the footnotes to the table, certain information with respect to the beneficial ownership of the Company’s common stock by (i) all persons or groups, according to the most recent Schedule 13D or Schedule 13G filed with the Securities and Exchange Commission or otherwise known to us, to be the beneficial owners of more than 5 percent of the outstanding common stock of the Company, (ii) each director of the Company, (iii) the executive officers named in the Summary Compensation Table, and (iv) all such executive officers and directors of the Company as a group.

	Shares Owned
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Percentage of Class*

Ram Mukunda (2)	3,018,683		9.1%

Claudia Grimaldi	644,007		1.9%

Rohit Goel	100,000		0.3%

Jagadeesh Rao	100,000		0.3%

Sudhakar Shenoy	980,000		3.0%

Richard Prins (3)	418,000		1.3%

All Executive Officers and Directors as a group (6 persons)	5,260,690	(4)	15.9%

*Based on fully diluted 33,121,140 shares of common stock outstanding as of July 5, 2018.

(1)	Unless otherwise indicated, the address of each of the individuals listed in the table is c/o India Globalization Capital, Inc., 4336 Montgomery Avenue, Bethesda, MD 20814.
(2)	The beneficial ownership table includes 592,689 shares of common stock that are owned by Mr. Mukunda’s spouse for which Mr. Mukunda has no voting or financial rights.
(3)	Reflects ownership after regular donations to non-profit organization.
(4)
Includes an aggregate of 635,000 shares that will vest in the schedule provided on the footnotes to the Outstanding Equity Awards held by the Company’s named Executive Officers elsewhere in this report.

 | 2018 Form DEF 14A

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, executive officers and 10% shareholders to file with the SEC and NYSE American initial reports of ownership and reports of changes in ownership of the Company’s Common Stock. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) reports which they file. To the Company’s knowledge, based solely on review of the copies of these reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2018 all Section 16(a) filing requirements applicable to its directors and executive officers were complied with, other than the filings of Form 3s by the Company’s Principal Financial Officer and its Principal Accounting Officer within ten days of their appointment to such positions in September 2017 and May 2018, respectively. Such persons are in the process of making the appropriate Form 3 filing.

DIRECTORS, EXECUTIVE OFFICERS AND GOVERNANCE OF THE COMPANY

Executive Officers and Directors

The names, ages and positions of our executive officers and directors as of July 3, 2018, are as follows:

Name	Positions	Age	Director Since	Term will Expire

Ram Mukunda	President, Chief Executive Officer and Director (Class C director)	59	2005	2019

Claudia Grimaldi	Vice-President and Principal Financial Officer	47	—	—

Rohit Goel	Principal Accounting Officer	24	—	—

Dr. Jagadeesh Rao	Scientific Officer	51	—	—

Richard Prins	Chairman of the Board of Directors (Class B director)	61	2007	2018

Sudhakar Shenoy	Director (Class A director)	69	2005	2020

The principal occupations for the past five years (and, in some instances, for prior years) of our Principal Financial, Principal Accounting and  Scientific Officers are set out below and for others in Proposal One. There are no family relationships between any of our executive officers or directors.

Ms. Claudia Grimaldi, Vice-president and PFO, is responsible for coordinating the staff in various countries and ensuring timely and accurate statutory and regulatory compliance (SEC, FINRA, NYSE, IRS, XETRA 2, among others). She is also a Director of Cabaran Ultima in Malaysia and IGC Enterprises Limited in Hong Kong, as well as a Director for some others of our overseas subsidiaries.  Before assuming her current role in 2018, from 2013 to May 9, 2018, she served as the General Manager and prior to that from April 20, 2010 to 2013, she managed the office of the CEO.  Ms. Grimaldi graduated Summa Cum Laude from Javeriana University, a top five University in Colombia, with a Bachelor of Arts in Psychology. She holds an MBA in General Management, graduating with Highest Honors, from Meredith College, in North Carolina.  She is a member of Delta Mu Delta International Honor Society.  She is also fluent in both English and Spanish.

Mr. Rohit Goel has been our Principal Accounting Officer (PAO) since September 2017.  As the Principal Accounting Officer, he is responsible for all accounting matters relating to the Company. His previous experience includes leading USGAAP audit teams and leading or assisting in the statutory audit of limited and private companies in various industries including telecom, stock brokerage, manufacturing, education, banking and digital marketing. He has worked on preparing process, workflow, implementation of SAP based accounting systems, worked on several accounting projects for clients based in US, Spain and UK, and assisted an audit team that conducted an asset audit for clients in Africa. In 2012 and 2013 he passed the CA CPT and CA IPCC exams. From September 2013 to March 2014 he worked as a Chartered Accountant (CA) trainee for Mahesh K Aggarwal & Co. And from April 2014 to September 11, 2016 he worked as a Chartered Accountant trainee, with AJSH & Co. In September 2016, he founded BnA Consultancy to provide accounting, taxation and statutory compliance services.  In 2015, Mr. Goel graduated with a B. Com (honors) in Accounting and Tax (Commerce) from Delhi University, India, in 2015.  He is currently pursuing a Masters, in Commerce (Accounting) at IGNOU, India. Mr. Goel is based in India along with the rest of the accounting team.
 | 2018 Form DEF 14A

Dr. Jagadeesh Rao has been our Scientific Officer since October 2017.  He leads our product development in the areas of Alzheimer’s disease, Parkinson’s disease, neuroscience, and other neuropsychiatric disorders.  He has extensive experience working at various centers of the National Institute of Health (NIH). From 2014 to 2017, Dr. Rao was Scientific Review Officer at the National Institute of Drug Abuse; Previously, he held various positions including Staff Scientist at the Brain Physiology and Metabolism Section.  Prior to that Dr. Rao worked on herbal drugs and characterized the biological efficacy of various plant extractions at Himalaya Drug Company and was also part of the Drug Discover Group at Johnson and Johnson.  Dr. Rao received his Ph.D. in Neurochemistry, in 1998, from the National Institute of Mental Health & Neurosciences, India. He did his post-doctoral training at the University of Illinois at Chicago, where he worked on major depression and bipolar disorder projects as well as animal models of depression.  Dr. Rao is an elected associate member to the American College of Neuropsychopharmacology.

Board of Directors; Independence

Our Board of Directors is divided into three classes (Class A, Class B and Class C) with only one class of directors being elected in each year and each class serving a three-year term.  The term of office of the Class A director, consisting of Sudhakar Shenoy, will expire at the 2020 annual meeting of stockholders.  The term of office of the Class C director, currently consisting of Ram Mukunda, will expire at the 2019 annual meeting of stockholders. The term of office of the Class B director, currently consisting of Richard Prins, will expire at the 2018 annual meeting of stockholders.  These individuals have played a key role in identifying and evaluating prospective acquisition candidates, selecting the target businesses, and structuring, negotiating and consummating acquisitions.

The NYSE American, upon which our shares are listed, requires the majority of our Board to be “independent.”  The NYSE American listing standards define an “independent director” generally as a person, other than an officer or an employee of the company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.  Consistent with these standards, the Board of Directors has determined that Messrs. Prins and Shenoy are independent directors.

Audit Committee

Our Board of Directors has established an Audit Committee currently composed of two independent directors who report to the Board of Directors.  Messrs. Prins and Shenoy, each of whom is an independent director under the NYSE American listing standards, serve as members of our Audit Committee. Mr. Prins is the Chairman of our Audit Committee.  In addition, we have determined that Messrs. Prins and Shenoy are “audit committee financial experts,” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934.  The Audit Committee is responsible for meeting with our independent accountants regarding, among other issues, audits and the adequacy of our accounting and control systems.

Compensation Committee

Our Board of Directors has established a Compensation Committee composed of two independent directors, Messrs. Shenoy and Prins.  Mr. Shenoy is the current Chairman of our Compensation Committee. The Compensation Committee’s purpose is to review and approve compensation paid to our officers and directors and to administer our recently adopted (i) 2018 Omnibus Incentive Plan and (ii) special grant of shares, including recruitment and bonus incentives.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised of two independent members of the Board of Directors, Richard Prins and Sudhakar Shenoy.  No executive officer of the Company served as a director or member of the compensation committee of any other entity.

The Compensation Committee met four times during the fiscal year ended March 31, 2018 and was responsible for determining executive compensation and the award of stock, and stock options to employees, advisors, and directors during the fiscal year ended March 31, 2018.  No consultants were used by the Compensation Committee during fiscal year ended March 31, 2018.
 | 2018 Form DEF 14A

Nominating and Corporate Governance Committee

In the future, we intend to establish a nominating and corporate governance committee.  The primary purpose of the nominating and corporate governance committee will be to identify individuals qualified to become directors, recommend to the Board of Directors the candidates for election by stockholders or appointment by the Board of Directors to fill a vacancy, recommend to the Board of Directors the composition and chairs of Board of Directors committees, develop and recommend to the Board of Directors guidelines for effective corporate governance, and lead an annual review of the performance of the Board of Directors and each of its committees.  We do not have any formal process for stockholders to nominate a director for election to our Board of Directors.  Currently, nominations are selected or recommended by a majority of the independent directors as stated in Section 804(a) of the NYSE American Company Guide.

Audit Committee Financial Expert

The Audit Committee will at all times be composed exclusively of “independent directors” who are “financially literate,” as defined under the NYSE American listing standards.  The NYSE American’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.  In addition, we must certify to the NYSE American that the Audit Committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication.  The Board of Directors has determined that Messrs. Prins and Shenoy satisfy the NYSE American’s definition of financial sophistication and qualify as “audit committee financial experts,” as defined under rules and regulations of the Securities and Exchange Commission.

Board and Committee Meetings

During the fiscal year ended March 31, 2018, there were sixteen Board meetings, sixteen meetings of the Audit Committee and six Compensation Committee meetings, all of which were attended by all our directors of the Board and all of the members of the committees, respectively.

Communications with Directors

Any director may be contacted by writing to him c/o the Secretary of the Company at the Company’s principal executive offices.  Communications to the non-management directors as a group may be sent to the Independent Directors c/o the Secretary of the Company at the same address.  We will promptly forward, without screening other than normal security procedures for all our mail, all correspondence to the indicated director or directors.

Indemnification Agreements

We are party to indemnification agreements with each of the executive officers and directors.  Such indemnification agreements require us to indemnify these individuals to the fullest extent permitted by law.   Under the terms of the indemnification agreements, we intend to agree to indemnify our officers and directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the officer or director acted in good faith and did not derive an improper personal benefit from the transaction or occurrence that is the basis of the proceeding.

Annual Meeting Attendance

We do not have a formal policy requiring directors to attend stockholder meetings, but we encourage members of the Board of Directors to attend the annual meeting of stockholders. One of our directors and our management attended the last annual meeting of shareholders.

 | 2018 Form DEF 14A

Code of Conduct and Ethics

A code of business conduct and ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct, (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements, (c) compliance with applicable laws, rules and regulations, (d) the prompt reporting violation of the code and (e) accountability for adherence to the code.  The Company has adopted a written code of ethics (the “Senior Financial Officer Code of Ethics”) that applies to the Company’s Chief Executive Officer and senior financial officers, including the Company’s Principal Accounting Officer, Controller and persons performing similar functions (collectively, the “Senior Financial Officers”) in accordance with applicable federal securities laws and the rules of the NYSE American.  Investors may view our Senior Financial Officer Code of Ethics on the corporate governance subsection of the investor relations portion of our website at www.igcinc.us.  The Company has established separate audit and compensation committees that are described below.  The Company does not have a separate nominating committee.  Accordingly, Board of Director nominations occur by either selection or recommendation of a majority of the independent directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Policy

Our Compensation Committee is empowered to review and approve, or in some cases recommend for the approval of the full Board of Directors the annual compensation for the executive officers of our company.  This Committee has the responsibility for establishing, implementing and monitoring our compensation strategy and policy.  Among its principal duties, the Committee ensures that the total compensation of the executive officers is fair, reasonable and competitive.

Objectives and Philosophies of Compensation

The primary objective of our compensation policy, including the executive compensation policy, is to help attract and retain qualified, energetic managers who are enthusiastic about our mission and products and services.  The policy is designed to reward the achievement of specific annual and long-term strategic goals aligning executive performance with company growth and stockholder value.  In addition, the Board of Directors strives to promote an ownership mentality among key leaders and the Board of Directors.

Setting Executive Compensation

The compensation policy is designed to reward performance.  In measuring executive officers’ contribution to our company, the Compensation Committee considers numerous factors including our growth and financial performance as measured by revenue, gross margin and net income before taxes, among other key performance indicators.  Regarding most compensation matters, including executive and director compensation, management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation.  The Compensation Committee does not currently engage any consultant related to executive or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the trading price of shares of our common stock is subject to a variety of factors outside of management’s control.  We do not subscribe to an exact formula for allocating cash and non-cash compensation.  However, a significant percentage of total executive compensation is performance-based.  Historically, the majority of the incentives to executives have been in the form of non-cash incentives in order to better align the goals of executives with the goals of stockholders.

Elements of Company’s Compensation Plan

The principal components of compensation for our executive officers are:

•	base salary,
•	performance-based incentive cash and stock and stock option compensation,
•	401-K plan with matching contribution up to 6%, and
•	other benefits including health insurance and health saving accounts, among others.

 | 2018 Form DEF 14A

Base Salary

We provide named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year.  Base salary ranges for named executive officers are determined for each executive based on his or her position and responsibility.  During its review of base salaries for executives, the Committee primarily considers:

•	market data,
•	internal review of the executives’ compensation, both individually and relative to other officers, and
•	individual performance of the executive.

Salary levels are typically evaluated annually as part of our performance review process, as well as upon a promotion or other change in job responsibility.

Performance-Based Incentive Compensation

The management incentive plan gives the Committee the latitude to design cash and stock-based incentive compensation programs to promote high performance and achievement of corporate goals, encourage the growth of stockholder value and allow key employees to participate in the long-term growth and profitability of our company.

Ownership Guidelines

To align the interests of the Board of Directors directly with the interests of the stockholders, the Committee recommends that each Board member maintain a minimum ownership interest in our company.  Currently, the Compensation Committee recommends that each Board member own a minimum of 5,000 shares of our common stock with such stock to be acquired within a reasonable time following election to the Board.

Employee Stock Option Program

The Company’s 2018 Employee Stock Option Plan, approved by the shareholders in 2017, assists us to:

•	enhance the link between the creation of stockholder value and long-term executive incentive compensation,
•	provide an opportunity for increased equity ownership by executives, and
•	maintain competitive levels of total compensation.

Stock option award levels will be determined based on market data and will vary among participants based on their positions within the company and are granted at the Committee’s regularly scheduled meeting.

As of March 31, 2018, there are no shares of common stock available for future grants of options or stock awards.

Perquisites and Other Personal Benefits

We provide some executive officers with perquisites and other personal benefits that we and the Committee believe are reasonable and consistent with our overall compensation program to enable us to attract and retain superior employees for key positions.  The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.  Some executive officers receive the use of company automobiles and an assistant among other perquisites.  Each employee of our company is entitled, to participate in a Company sponsored 401-K plan, subject to vesting, and to term life insurance, premiums for which are paid by us.  In addition, each employee is entitled to receive medical and dental benefits.

Accounting and Tax Considerations

Our stock option grant policy will be impacted by the implementation of FASB ASC 718 (previously referred to as SFAS No. 123R), which was adopted in the first quarter of fiscal year 2006.  Under this accounting pronouncement, we are required to value unvested stock options granted prior to the adoption of FASB ASC 718 under the fair value method and expense those amounts in the income statement over the stock option’s remaining vesting period.

 | 2018 Form DEF 14A

Section 162(m) of the Internal Revenue Code restricts deductibility of executive compensation paid to our chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations.  The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable.  In the future, the Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility, including the consideration of the impact of the Tax Cuts and Jobs Act of 2017 that have eliminated certain exemptions

Compensation for Executive Officers of the Company

We pay an affiliate of our CEO $4,500 per month for office space and certain general and administrative services, provided in Maryland and $6,100 per month for facilities provided in Washington State. These amounts are not intended as compensation to our CEO.

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to (i) all individuals serving as the Company’s principal executive officer or acting in a similar capacity during the last two completed fiscal years, regardless of compensation level, and (ii) the Company’s two most highly compensated executive officers other than the principal executive officers serving at the end of the last two completed fiscal years (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Award (1)	All Other Compensation (6)	Total Compensation
Ram Mukunda (2)	2018	$300,000	$148,198	$20,525	$468,723
President and CEO	2017	$300,000	$125,000		$425,000

Claudia Grimaldi (3)	2018	$120,000	$92,000		$212,000
Vice President, PFO	2017	$120,000	$88,930		$208,930

Rohit Goel (4)	2018	$-	$41,000		$41,000
Principal Accounting Officer

Jagadeesh Rao (5)	2018	$120,000	$55,600		$175,600
Science Officer

(1)	The Stock Award amounts reported represent the fair value of stock awards to the named executive officer as computed using the closing price for the day the issuance was granted.
(2)	The Company owes the CEO eight months of salary or about $198,000. The 2018 stock award vests over one year.
(3)	Ms. Grimaldi served as General Manager through May 9, 2018 when she was promoted to Vice president and Principal Financial Officer. The 2018 stock award vests over one year.
(4)	Mr. Goel was not employed by IGC in the fiscal year 2017. He joined IGC on September 29, 2017 at an annual salary of INR 936,000. He is based in India. The stock award vests over two years.
(5)
Dr. Rao was not employed by IGC in the fiscal year 2017, he joined IGC on October 10, 2017.  The salary reported in the table is his annualized compensation and not what he received in the fiscal year 2018.  The stock award vests over two years.

(6)	Includes 401-K employer matching contribution and term life insurance annual premium paid by the Company over $10,000 on the aggregate.

 | 2018 Form DEF 14A

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to outstanding equity awards held by the Company’s named Executive Officers as of March 31, 2018.  None of the named executive officers holds any stock options.

Outstanding Equity Awards at Fiscal Year-End 2018
Name	Stock Awards
	Shares Hold	Shares or Units of Stock Not vested		Market Value of Shares or Units of Stock Not vested (5)	Number of unearned shares, units or other rights that have not vested	Market or payout value of unearned shares, units or other rights that have not vested
Ram Mukunda	2,175,994	250,000	(1)	$140,000	0	$0

Claudia Grimaldi	444,007	200,000	(2)	$112,000	0	$0

Rohit Goel	0	100,000	(3)	$56,000	0	$0

Jagadeesh Rao	0	85,000	(4)	$47,600	0	$0

(1) These shares vest on April 30, 2019.
(2) These shares vest on April 30, 2019.
(3) 50,000 shares vest on September 30, 2018, and 50,000 shares vest on September 30, 2019.
(4) 50,000 shares vest on December 12, 2018 and 35,000 shares vest on December 12, 2019.
(5) Closing market price at the end of the last completed fiscal year was $0.56 on March 29, 2018.

 Employment Contracts

Ram Mukunda has served as President and Chief Executive Officer of our company since its inception.  On May 22, 2008, we, IGC-M and Mr. Mukunda entered into an Employment Agreement that expired on May 21, 2014.  On July 14, 2014 we, IGC-M and Mr. Mukunda entered into the 2014 Employment Agreement. Pursuant to the 2014 Employment Agreement, which will be effective until July 2019, we pay Mr. Mukunda a base salary of $300,000 per year.  The Employment Agreement provides that the Board of Directors of our company may review and update the targets and amounts for the net revenue and salary and contract bonuses on an annual basis.  Mr. Mukunda is entitled to benefits, including insurance, participation in company-wide 401(K), reimbursement of business expenses, 20 days of annual paid vacation, sick leave, domestic help, driver, cook and a car (subject to partial reimbursement by Mr. Mukunda of lease payments for the car and reimbursement of business expenses).

The term of the Employment Agreement is five years, extended by one year after which employment will become at-will.  The Employment Agreement is terminable by us for death, disability and cause.  In the event of a termination without cause, including a change of control, we would be required to pay Mr. Mukunda his full compensation for three years.

Compensation Risk Assessment

In setting compensation, the Compensation Committee considers the risks to our stockholders and to achievement of our goals that may be inherent in our compensation programs.  The Compensation Committee reviewed and discussed its assessment with management and outside legal counsel and concluded that our compensation programs are within industry standards and are designed with the appropriate balance of risk and reward to align employees’ interests with those of our company and do not incent employees to take unnecessary or excessive risks.  Although a portion of our executives’ and employees’ compensation is performance-based and “at risk,” we believe our compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on our company.
 | 2018 Form DEF 14A

Securities Authorized for Issuance Under Equity Compensation Plans

The following table shows, as of March 31, 2018, information regarding outstanding awards available under our compensation plans (including individual compensation arrangements) under which our equity securities may be delivered.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities available for future issuance (excluding shares in column (a)(1)
Equity compensation plans approved by security holders:

2018 Omnibus Incentive Plan (2)	$-	$-	$-

(1)
Consists of our 2008 and 2018 Omnibus Incentive Plans, as approved by our stockholders on September 12, 2014 and November 8, 2017, respectively.  See Note 16, “Stock-Based Compensation” of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report for the fiscal year ended March 31, 2018.

(2)	There are no options outstanding as of March 31, 2018.

Compensation of Directors

No cash compensation was awarded to, earned by or paid to the directors in the fiscal year ended March 31, 2018 for service as directors.  In the fiscal years ended 2018 and 2017, our non-employee directors each received 150,000 and 150,000 shares of our common stock from the 2008 Omnibus Incentive Plan, respectively.  All compensation paid to our employee director is set forth in the tables summarizing executive officer compensation above.  The Option Awards column reflects the grant date fair value, in accordance with Accounting Standards Codification (ASC) Topic 718, Compensation — Stock Compensation (formerly Statement of Financial Accounting Standards (SFAS) No. 123R) for awards pursuant to the Company’s equity incentive program.  No options are issued and outstanding to our Directors.

Assumptions used in the calculation of these amounts for the fiscal year ended March 31, 2018 are included in Note 16, “Stock-Based Compensation” to the Company’s audited financial statements for the fiscal year ended March 31, 2018, included in the Form 10-K, filed with the SEC on June 21, 2018.  The Company cautions that the amounts reported in the Director Compensation Table for these awards may not represent the amounts that the directors will actually realize from the awards.  Whether, and to what extent, a director realizes value will depend on the Company’s actual operating performance and stock price fluctuations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

During the last two fiscal years, we have not entered into any material transactions or series of transactions that would be considered material in which any officer, director or beneficial owner of 5% or more of any class of our capital stock, or any immediate family member of any of the preceding persons, had direct or indirect material interest, nor are there any such transactions presently proposed, other than the agreements with the affiliates of our CEO, and ex-CFO as described under “Executive Compensation – Compensation for Executive Officers of the Company.”
 | 2018 Form DEF 14A

Review, Approval or Ratification of Related Party Transactions

We do not maintain a formal written procedure for the review and approval of transactions with related persons.  It is our policy for the disinterested members of our Board to review all related party transactions on a case-by-case basis.  To receive approval, a related-party transaction must have a business purpose for us and be on terms that are fair and reasonable to us and as favorable to us as would be available from non-related entities in comparable transactions.

Director Independence

The NYSE American, upon which our shares are listed, requires the majority of our Board to be “independent.”  The NYSE American listing standards define an “independent director” generally as a person, other than an officer or an employee of the company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment.  Consistent with these standards, the Board of Directors has determined that Richard Prins and Sudhakar Shenoy are independent directors.

AUDIT INFORMATION

Principal Accountant Fees and Services

 Manohar Chowdhry & Associates (“MCA) is our Principal Independent Registered Public Accounting Firm engaged to examine our financial statements for the fiscal year ended March 31, 2018.  During the Company’s most two recent fiscal years ended March 31, 2017 and 2018, and through May 25, 2018, the Company did not consult with MCA on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MCA has not provided either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Audit Related and Other Fees

The table below shows the fees that we paid or accrued for the audit and other services provided by Manohar Chowdhry & Associates and AJSH & Co LLP for the fiscal years ended March 31, 2018 and 2017, respectively.  Except as specified otherwise in the table, we paid the corresponding fees to Manohar Chowdhry & Associates and AJSH & Co LLP.

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our annual and quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with engagements for those fiscal years.  This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services by the independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.”  The services for the fees disclosed under this category include services relating to our registration statement and consultation regarding our correspondence with the SEC.

Tax Fees

This category consists of professional services rendered for tax compliance, tax planning and tax advice.  These services include tax return preparation and advice on state and local tax issues.
 | 2018 Form DEF 14A

All Other Fees

This category consists of fees for other miscellaneous items.

	March 31,
	2018	2017

Audit Fees - Manohar Chowdhry & Associates	$31,500	$-
Audit Fees – AJSH & Co LLP	27,500	80,000
Audit-Related Fees – AJSH & Co. LLP	7,200	-
Audit-Related Fees - Manohar Chowdhry & Associates	3,150	5,000
Tax Fees	-	-
All other Fees	-	-
Total	$69,350	$85,000

Policy on Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the audit committee of our Board of Directors has responsibility for appointing, setting compensation and overseeing the work of the independent auditor.  In recognition of this responsibility, our Board of Directors has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.  Prior to engagement of the independent auditor for the next year’s audit, management may submit, if necessary, an aggregate of services expected to be rendered during that year for each of the following four categories of services to our Board of Directors for approval.

1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning and tax advice.

4.	Other Fees are those associated with services not captured in the other categories.

Prior to engagement, our Board of Directors pre-approves these services by category of service.  The fees are budgeted, and our Board of Directors requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service.  During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval.  In those instances, our Board of Directors requires specific pre-approval before engaging the independent auditor.

Our audit committee may delegate pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to our Board of Directors at its next scheduled meeting.

Pre-Approved Services

The Audit Committee’s charter provides for pre-approval of audit, audit-related and tax services to be performed by the independent auditors.  The Audit Committee approved the audit, audit-related and tax services to be performed by independent auditors and tax professionals in 2018.  The charter also authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.  The decisions of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.  The Audit Committee has not delegated such authority to its members.

 | 2018 Form DEF 14A

Audit Committee Report

The Audit Committee of the Board is composed of two directors, each of whom meets the current NYSE American test for independence.  The Committee acts under a written charter adopted by the Board.  The Audit Committee has prepared the following report on its activities with respect to the Company’s audited financial statements for the fiscal year ended March 31, 2018 (the “Audited Financial Statements”):

•	The Audit Committee reviewed and discussed the Company’s Audited Financial Statements with management;

•
The Audit Committee discussed with Manohar Chowdhry & Associates, the Company’s independent auditors for fiscal year 2018, the matters required to be discussed by Statements on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee received from the independent auditors the written disclosures regarding auditor independence and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with Manohar Chowdhry & Associates, its independence from the Company and its management, and considered whether Manohar Chowdhry & Associates’ provision of non-audit services to the Company was compatible with the auditor’s independence; and

•
Based on the review and discussion referred to above, and in reliance thereon, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, for filing with the U.S. Securities and Exchange Commission.

All members of the Audit Committee concur in this report.

AUDIT COMMITTEE:

Richard Prins
Sudhakar Shenoy

 | 2018 Form DEF 14A

PROPOSALS FOR 2019 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, if you desire to make a proposal to be acted upon at the 2019 Annual Meeting of Stockholders, you must deliver the proposal, in proper form, to the Secretary of the Company, no later than March 13, 2019, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting.  If next year’s Annual Meeting is held on a date more than 30 calendar days from August 6, 2019, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.  The address for the Secretary of the Company is 4336 Montgomery Ave, Bethesda, MD 20814.

Our Bylaws also prescribe the procedure that a stockholder must follow to nominate directors or to bring other business before stockholders’ meetings.  To nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company (i) no later than May 8, 2019, and no earlier than April 8, 2019 or (ii) if the date of the 2019 Annual Meeting of Stockholders is advanced by more than thirty days or delayed by more than sixty days from the anniversary date of this Annual Meeting, no later than the close of business on the later of the sixtieth day prior to such Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation and no earlier than the close of business on the ninetieth day prior to such Annual Meeting.

Notice of a nomination for director must describe various matters regarding the nominee and the stockholder giving the notice.  Notice of other business to be brought before the Annual Meeting must include a description of the proposed business, the reasons therefore, and other specified matters.  The nominating committee will consider candidates recommended by stockholders in the same manner it considers other candidates.  Any stockholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company, at the address set forth above.

 | 2018 Form DEF 14A

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF INDIA GLOBALIZATION CAPITAL, INC.
for the August 6, 2018 Annual Meeting of Stockholders and any postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Stockholders’ Meeting of India Globalization Capital Inc. to be held on August 6, 2018, (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints Ram Mukunda, as proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of common stock of the Company, par value $0.0001 per share, held of record by the undersigned at the close of business on July 5, 2018, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 6, 2018:

This Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://www.igcinc.us.

1.
The Board of Directors recommends a vote FOR the director of the Company listed below, to serve until the Annual Stockholders’ Meeting following the 2018 fiscal year and until such director’ respective successor shall be elected and qualified, or until such director’ earlier death, resignation or removal from office.

	MR. RICHARD PRINS	FOR ☐	WITHHOLD ☐

2.
The Board of Directors recommends a vote FOR ratification of the appointment of Manohar Chowdhry & Associates (“MCA”) as the independent auditors for the Company for the fiscal year ending March 31, 2019.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.
The Board of Directors recommends a vote FOR the Adjournment Proposal which allows the Chairman or Executive Chairman to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation of vote of proxies.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s).  If no direction is made, this Proxy will be voted FOR the proposals set forth above.  Please sign, date and return this Proxy as promptly as possible in the envelope provided.

Dated: __________________, 2018
X ________________________________	X _________________________
Signature(s) of Stockholders

Joint owners should each sign.  Signature(s) should correspond with the name(s) printed on your stock certificates.  Attorneys, executors, administrators and guardians should give full title.  If a corporation, please sign in full corporate name by the president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.